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                                                                   EXHIBIT 10.1

                             1998 STOCK OPTION PLAN
                                       OF
                              LOGAN EQUIPMENT CORP.

         1. PURPOSE. The purpose of this Stock Option Plan is to advance the interests of the Corporation by encouraging and enabling the acquisition of a larger personal proprietary interest in the Corporation by directors, key employees, consultants and independent contractors who are employed by, or perform services for, the Corporation and its Subsidiaries and upon whose judgment and keen interest the Corporation is largely dependent for the successful conduct of its operations. It is anticipated that the acquisition of such proprietary interest in the Corporation will stimulate the efforts of such directors, key employees, consultants and independent contractors on behalf of the Corporation and its Subsidiaries and strengthen their desire to remain with the Corporation and its Subsidiaries. It is also expected that the opportunity to acquire such a proprietary interest will enable the Corporation and its Subsidiaries to attract desirable personnel, directors and other service providers.

         2. DEFINITIONS. When used in this Plan, unless the context otherwise requires:

                  (a) "Board of Directors" shall mean the Board of Directors of the Corporation, as constituted at any time.

                  (b) "Cause" shall mean, with respect to the holder of an Option, only that the holder (A) has been grossly negligent in the performance of his duties to the Corporation or a Subsidiary, (B) has willfully disregarded his duties to the Corporation or a Subsidiary, or (C) has been convicted of a criminal offense (other than minor infractions such as traffic violations or similar offenses).

                  (c) "Chairman of the Board" shall mean the person who at the time shall be Chairman of the Board of Directors.

                  (d) "Change in Control" shall mean the occurrence of any of the following events: (i) any person (except the Corporation, any Subsidiary of the Corporation, any employee benefit plan of the Corporation or of any Subsidiary of the Corporation, or any person or entity organized, appointed or established by the Corporation for or pursuant to the terms of any such employee benefit plan), together with all affiliates and associates of such person, becomes the beneficial owner, directly or indirectly, in the aggregate of 51% or more of the value of the outstanding equity or combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors; or (ii) the shareholders of the Corporation approve a merger or consolidation the result of which is that the shareholders of the Corporation do not own or control at least 50% or more of the value of the outstanding equity or combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors, or (iii) there occurs a sale or other disposition of all or substantially all of the Corporation's assets or a plan of liquidation is approved; provided, however, that an internal reorganization shall not constitute a Change in Control if the shareholders of the Corporation own or control, directly or indirectly, at least 50% or more of the value of the outstanding equity or combined voting power of the then outstanding voting securities of the new company entitled to vote generally in the election of directors of that company.

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                  (e) "Committee" shall mean the Committee hereinafter described in Section 3.

                  (f) "Corporation" shall mean Logan Equipment Corp., a Massachusetts corporation.

                  (g) "Fair Market Value" on a specified date shall mean the closing price at which one Share is traded on the stock exchange, if any, on which Shares are primarily traded, or the last sale price or average of the bid and asked closing prices at which one Share is traded on the over-the-counter market, as reported on the National Association of Security Dealers Automated Quotation System, but if no Shares were traded on such date, then on the last previous date on which a Share was so traded, or, if none of the above are applicable the value of a Share as established by the Committee for such date using any reasonable method of valuation.

                  (h) "Good Reason" shall mean, with respect to the holder of an Option, any of the following, as applicable to the holder: (i) if the holder is a director of the Corporation or a Subsidiary and not also an employee of the Corporation or a Subsidiary, then with respect to such holder, Good Reason shall mean either the holder's resignation at the request of the Corporation or Subsidiary or the holder's defeat for re-election to the Board of Directors or the board of directors of a Subsidiary in a vote of shareholders, (ii) if the holder is subject to any employment agreement with the Corporation or a Subsidiary at the date on which a Change in Control occurs and such employment agreement contains a provision for resignation for "Good Reason," then Good Reason as used in the Plan shall have the same meaning as is set forth in such employment agreement subject to the terms and conditions thereof, and (iii) if the holder is an employee of the Corporation or a Subsidiary and is not subject to an employment agreement with the Corporation or a Subsidiary (as of the date of a Change in Control) which contains a provision for resignation for "Good Reason," then with respect to such holder, Good Reason shall mean the occurrence of any of the following events:

                           (A) a substantial reduction in the holder's base salary;

                           (B) a material reduction in the holder's position, duties or responsibilities with respect to his employment by the Corporation or a Subsidiary without the holder's prior written consent;

                           (C) a substantial reduction in the holder's annual bonus amount;

                           (D) an actual change in the holder's place of employment which is not within a 35-mile radius of his place of employment immediately before such change, without the holder's prior written consent;

                           (E) any material breach by the Corporation or a Subsidiary of any employment agreement with the holder.

                  (i) "Options" shall mean the stock options granted pursuant to this Plan.



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                  (j) "Plan" shall mean this 1998 Stock Option Plan of Logan
Equipment Corp., as adopted by the Board of Directors and approved by shareholders of the Corporation on March 17, 1998, as such Plan from time to time may be amended.

                  (k) "Share" shall mean a share of common stock of the Corporation.

                  (l) "Subsidiary" shall mean any corporation 50% or more of whose stock having general voting power is owned by the Corporation, or by another Subsidiary as herein defined, of the Corporation.

         3. COMMITTEE. The Plan shall be administered by the Board of Directors or a Committee appointed by the Board of Directors; provided, however, that from and after the effective date of the registration of the Corporation's Shares under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Plan shall be administered by a Committee which shall consist of two or more directors of the Corporation, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The members of the Committee shall be selected by the Board of Directors. Any member of the Committee may resign by giving written notice thereof to the Board of Directors, and any member of the Committee may be removed at any time, with or without Cause, by the Board of Directors. If, for any reason, a member of the Committee shall cease to serve, the vacancy shall be filled by the Board of Directors. The Committee shall establish such rules and procedures as are necessary or advisable to administer the Plan.

         4. PARTICIPANTS. The class of persons who are potential recipients of Options granted under this Plan consist of the (i) directors of the Corporation or a Subsidiary, (ii) employees of the Corporation or a Subsidiary, as determined by the Committee and (iii) consultants and independent contractors used by the Corporation or a Subsidiary, as determined by the Committee in its sole discretion. The directors, employees, consultants and independent contractors to whom Options are granted under this Plan, and the number of Shares subject to each such Option (which may include fractional Shares), shall be determined by the Committee in its sole discretion, subject, however, to the terms and conditions of this Plan.

         5. SHARES. The Committee may, but shall not be required to, grant, in accordance with this Plan, Options to purchase an aggregate of up to 3 Shares (subject to adjustment pursuant to Section 13), which may be either Shares held in treasury or authorized but unissued Shares. The maximum number of Shares which may be the subject of Options granted to any individual during any calendar year shall not exceed 0.5 Shares. If the Shares that would be issued or transferred pursuant to any Option are not issued or transferred and cease to be issuable or transferable for any reason, the number of Shares subject to such Option will no longer be charged against the limitation provided for herein and may again be made subject to Options; provided, however, that with respect to any Option granted to any person who is a "covered employee" as defined in
Section 162(m) of the Code and the regulations promulgated thereunder that is canceled or repriced, the number of Shares subject to such Option shall continue to count against the maximum number of Shares which may be the subject of Options granted to such person and such maximum number of Shares shall be determined in accordance with Section 162(m) of the Code and the regulations promulgated thereunder.



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         At the time an Option is granted, the Committee may, in its sole discretion, designate whether such Option (a) is to be considered as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code, or (b) is not to be treated as an incentive stock option for purposes of this Plan and the Internal Revenue Code. No Option which is intended to qualify as an incentive stock option shall be granted under this Plan to any individual who, at the time of such grant, is not an employee of the Corporation or a Subsidiary.

         Notwithstanding any other provision of this Plan to the contrary, to the extent that the aggregate Fair Market Value (determined as of the date an Option is granted) of the Shares with respect to which Options which are designated as incentive stock options, and any other incentive stock options, granted to an employee (under this Plan, or any other incentive stock option plan maintained by the Corporation or any Subsidiary that meets the requirements of Section 422 of the Internal Revenue Code) first become exercisable in any calendar year exceeds $100,000, such Options shall be treated as Options which are not incentive stock options. Options with respect to which no designation is made by the Committee shall be deemed to be incentive stock options to the extent that the $100,000 limitation described in the preceding sentence is met. This paragraph shall be applied by taking options into account in the order in which they are granted.

         If any Option shall expire, be cancelled or terminate for any reason without having been exercised in full, the unpurchased Shares subject thereto may again be made subject to Options under the Plan.

         Nothing herein contained shall be construed to prohibit the issuance of Options at different times to the same employee, director, consultant or independent contractor.

         A certificate of Option signed by the Chairman of the Board of Directors or the President or a Vice President of the Corporation, shall be issued to each person to whom an Option is granted. The certificate of Option for an Option shall be legended to indicate whether or not the Option is an incentive stock option. The certificate of Option for an Option which is intended to qualify as an incentive stock option shall be in the form attached hereto as Exhibit A and the certificate of Option for an Option which is not to be treated as an incentive stock option shall be in the form attached hereto as Exhibit B.

         6. PRICE. The price per Share of the Shares to be purchased pursuant to the exercise of any Option shall be fixed by the Committee at the time of grant; provided, however, that the purchase price per share of the Shares to be purchased pursuant to the exercise of an Option which is intended to be an incentive stock option shall not be less than the Fair Market Value of a Share on the day on which the Option is granted.

         7. DURATION OF OPTIONS. The duration of any Option granted under this Plan shall be fixed by the Committee in its sole discretion; provided, however, that no Option shall remain in effect for a period of more than ten years from the date upon which the Option is granted.

         8. TEN PERCENT SHAREHOLDERS. Notwithstanding any other provision of this Plan to the contrary, no Option which is intended to qualify as an incentive stock option may be granted under




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this Plan to any employee who, at the time the Option is granted, owns shares possessing more than ten percent of the total combined voting power or value of all classes of stock of the Corporation, unless the exercise price under such Option is at least 110% of the Fair Market Value of a Share on the date such Option is granted and the duration of such Option is no more than five years.

         9. CONSIDERATION FOR OPTIONS. The Corporation shall obtain such consideration for the grant of an Option as the Committee in its discretion may request.

         10. RESTRICTIONS ON TRANSFERABILITY OF OPTIONS. Options shall not be transferable otherwise than by will or by the laws of descent and distribution or as provided in this Section 12. Notwithstanding the preceding the Committee may, in its discretion, authorize a transfer of all or a portion of any Option, other than an Option which is intended to qualify as incentive stock option, by the initial holder to (i) the spouse, children, stepchildren, grandchildren or other family members of the initial holder ("Family Members"), (ii) a trust or trusts for the exclusive benefit of such Family Members, (iii) a corporation or partnership in which such Family Members and the initial holder are the only shareholders or partners, or (iv) such other persons or entities which the Committee may permit; provided, however, that subsequent transfers of such Options shall be prohibited except by will or the laws of descent and distribution. Any transfer of such an Option shall be subject to such terms and conditions as the Committee shall approve, including that such Option shall continue to be subject to the terms and conditions of the Option and of the Plan as amended from time to time. The events of termination of employment or service under Section 12 shall continue to be applied with respect to the initial holder, following which a transferred Option shall be exercisable by the transferee only to the extent and for the periods specified under Section 12. An Option which is intended to qualify as an incentive stock option shall not be transferable otherwise than by will or by the laws of descent and distribution and shall be exercisable during the holder's lifetime only by the holder thereof.

         11. EXERCISE OF OPTIONS. An Option, after the grant thereof, shall be exercisable by the holder at such rate and times as may be fixed by the Committee.

         Notwithstanding the foregoing, all or any part of any remaining unexercised Options granted to any person may be exercised in the following circumstances (but in no event after the expiration of the term of any of such Options): (a) immediately upon (i) the holder's termination of employment or service by the Corporation or any of its Subsidiaries without Cause, (ii) the holder's termination of employment or service with the Corporation or any of its Subsidiaries with Good Reason, or (iii) the holder's retirement from the Corporation and all Subsidiaries at or after age 62, in each case under clauses
(i) through (iii) hereof upon or following a Change in Control, (b) upon the disability (to the extent and in a manner as shall be determined by the Committee in its sole discretion) or death of the holder, or (c) upon the occurrence of such special circumstance or event as in the opinion of the Committee merits special consideration. Notwithstanding any other provision of the Plan, if a Change in Control occurs, then the terms "Corporation" and "Subsidiary" as used in the Plan shall include any successor corporation or parent or subsidiary corporation thereof which employs the holder of an Option or for which the holder of an Option performs services.

         An Option shall be exercised by the delivery of a written notice duly signed by the holder thereof to such effect, together with the Option certificate and the full purchase price of the Shares



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purchased pursuant to the exercise of the Option, to the Chairman of the Board or an officer of the Corporation appointed by the Chairman of the Board for the purpose of receiving the same. Payment of the full purchase price shall be made as follows: in cash; by check payable to the order of the Corporation; if determined by the Committee at the time of grant, by directing the Corporation to withhold, from the number of Shares being so purchased, such number of Shares as shall have a Fair Market Value on the date of such exercise equal to the aggregate purchase price plus any applicable withholding taxes; if determined by the Committee at the time of grant, in the form of a promissory note payable over a period of time and at an interest rate determined by the Committee; or by such other methods as the Committee may permit from time to time. No Option may be granted pursuant to the Plan or exercised at any time when such Option, or the granting, exercise or payment thereof, may result in the violation of any law or governmental order or regulation.

         Within a reasonable time after the exercise of an Option, the Corporation shall cause to be delivered to the person entitled thereto, a certificate for the Shares purchased pursuant to the exercise of the Option. If the Option shall have been exercised with respect to less than all of the Shares subject to the Option, the Corporation shall also cause to be delivered to the person entitled thereto a new Option certificate in replacement of the certificate surrendered at the time of the exercise of the Option, indicating the number of Shares with respect to which the Option remains available for exercise, or the original Option certificate shall be endorsed to give effect to the partial exercise thereof.

         12. TERMINATION OF EMPLOYMENT OR SERVICE; REPURCHASE OF SHARES. (a) All or any part of any Option, to the extent unexercised, shall terminate immediately (i) in the case of an employee, upon the cessation or termination for any reason of the Option holder's employment by the Corporation and all Subsidiaries, or (ii) in the case of a director, consultant or independent contractor of the Corporation or a Subsidiary who is not also an employee of the Corporation or a Subsidiary, upon the holder's ceasing to serve as a director, consultant or independent contractor of the Corporation or a Subsidiary, except that in either case the Option holder shall have three months following the cessation of his employment with the Corporation and Subsidiaries or his service as a director, consultant or independent contractor of the Corporation or a Subsidiary, as the case may be, and no longer, to exercise any unexercised Option that he could have exercised on the day on which such employment, or service as a director, consultant or independent contractor, terminated; provided that such exercise must be accomplished prior to the expiration of the term of such Option. Notwithstanding the foregoing, if the cessation of employment or service as a director, consultant or independent contractor is due to disability (to an extent and in a manner as shall be determined in each case by the Committee in its sole discretion) or to death, the Option holder or the representative of the Estate or the heirs of a deceased Option holder shall have the privilege of exercising the Options which are unexercised at the time of such disability or death; provided, however, that such exercise must be accomplished prior to the expiration of the term of such Option and within six months of the Option holder's cessation of employment or service due to such disability or death, as the case may be. If the employment or service of any Option holder with the Corporation or a Subsidiary shall be terminated for Cause, all unexercised Options of such Option holder shall terminate immediately upon such termination of the holder's employment or service with the Corporation and all Subsidiaries, and an Option holder whose employment or service with the Corporation and Subsidiaries is so terminated, shall have no right after such termination to exercise any unexercised Option he might have exercised prior to the termination of his employment or service with the Corporation and




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Subsidiaries. Nothing contained herein or in the Option certificate shall be construed to confer on any employee or director any right to be continued in the employ of the Corporation or any Subsidiary or as a director of the Corporation or a Subsidiary or derogate from any right of the Corporation and any Subsidiary to request the resignation of or discharge any employee, director, consultant or independent contractor (without or with pay), at any time, with or without Cause.

         (b) In the event of a holder's termination of employment or service, the Corporation shall have the right at any time thereafter to repurchase Shares purchased pursuant to the exercise of an Option at a price equal to the Fair Market Value of such Shares on the date of repurchase; provided, however, that the Corporation shall not repurchase Shares purchased pursuant to the exercise of an Option which is intended to qualify as an incentive stock option within one year after the date of exercise or two years after the date of grant of such Option. In addition to the foregoing, the holder of Shares purchased pursuant to the exercise of an Option may, at any time following the earlier of (i) five years after such exercise or (ii) the holder's termination of employment or service, require the Corporation to repurchase such Shares at a price equal to the Fair Market Value of such Shares on the date of repurchase; provided, that the holder shall not require the Corporation to repurchase Shares purchased pursuant to the exercise of an Option which is intended to qualify as an incentive stock option within one year after the date of exercise or two years after the date of grant of such Option. Payment for any Shares repurchased pursuant to this Subsection (b) shall be made either in cash or by check payable to the order of the holder at the time of such repurchase or, in the sole discretion of the Corporation, by payment of the principal in equal installments (no less frequently than annually) over a five-year period, with interest at the applicable Federal rate in effect at the time of such repurchase under Section 1274 of the Internal Revenue Code. If the Corporation determines to pay for any Shares repurchased pursuant to this Subsection (b) over a five-year period, the Corporation's obligation for such payments shall not be transferable or assignable, except by will or the laws of descent and distribution. Notwithstanding any other provision of the Plan, the provisions of this Subsection (b) shall expire on the effective date of the Corporation's initial public offering of Shares in a transaction registered under the Securities Act of 1933, as amended (the "Securities Act"), through a recognized underwriter, except that any five-year payment obligation of the Corporation pursuant to a repurchase of Shares under this Subsection (b) prior to such an initial public offering shall continue in effect.

         13. ADJUSTMENT; CERTAIN TRANSACTIONS. If prior to the complete exercise of any Option there shall be declared and paid a stock dividend upon the common stock of the Corporation or if the common stock of the Corporation shall be split up, converted, exchanged, reclassified, or in any way substituted for, the Option, to the extent that it has not been exercised, shall entitle the holder thereof upon the future exercise of the Option to such number and kind of securities or other property subject to the terms of the Option to which he would have been entitled had he actually owned the Shares subject to the unexercised portion of the Option at the time of the occurrence of such stock dividend, split-up, conversion, exchange, reclassification or substitution; and the aggregate purchase price upon the future exercise of the Option shall be the same as if the originally optioned Shares were being purchased thereunder.

         Notwithstanding any other provision of the Plan, upon the dissolution or liquidation of the Corporation, or the occurrence of a merger or consolidation in which the Corporation is not the surviving corporation, or in which the Corporation becomes a subsidiary of another corporation or



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in which the voting securities of the Corporation outstanding immediately prior thereto do not continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting securities of the Corporation or such surviving entity immediately after such merger or consolidation, or upon a spin-off (including a reverse spin-off) by the Corporation, but only as to the holders of Options who are to be employed immediately after the spin-off by the entity which represents less than fifty percent (50%) of the value of the Corporation immediately prior to the transaction and any holders who will serve as directors of such entity and not of the Corporation, or upon the sale of all or substantially all of the assets of the Corporation, the Options granted hereunder shall terminate, unless provision is made by the Corporation in connection with such transaction for the assumption of Options theretofore granted, or the substitution for such Options of new options of the successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and the per share exercise prices. In the event the Options terminate as aforesaid in connection with such a dissolution, liquidation, merger, consolidation, spin-off or sale, the holder of any such Option shall be entitled to receive from the Corporation an amount equal to the excess of (i) the Fair Market Value (determined on the basis of the amount received by shareholders in connection with such transaction) of the Shares subject to the portion of the Option not theretofore exercised (whether or not the Option is then exercisable pursuant to its terms or otherwise), over (ii) the aggregate purchase price which would be payable for such Shares upon the exercise of the Option. In the event of any other change in the corporate structure or outstanding Shares, the Committee may make such equitable adjustments to the number of Shares and the class of shares available hereunder or to any outstanding Options as it shall deem appropriate to prevent dilution or enlargement of rights.

         14. ISSUANCE OF SHARES AND COMPLIANCE WITH SECURITIES ACT. Any person exercising an Option shall make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation, in the light of the then existence or non-existence with respect to such Shares of an effective Registration Statement under the Securities Act, to issue the Shares in compliance with the provisions of the Securities Act or any comparable act. The Corporation shall have the right, in its sole discretion, to legend any Shares which may be issued pursuant to the exercise of an Option, or may issue stop transfer orders in respect thereof.

         15. INCOME TAX WITHHOLDING. If the Corporation or a Subsidiary shall be required to withhold any amounts by reason of any Federal, State or local tax rules or regulations in respect of the issuance of Shares pursuant to the exercise of an Option, the Corporation or the Subsidiary shall be entitled to deduct and withhold such amounts from any cash payments to be made to the holder of such Option. In any event, the holder shall make available to the Corporation or Subsidiary, promptly when requested by the Corporation or such Subsidiary, sufficient funds to meet the requirements of such withholding; and the Corporation or Subsidiary shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds made available to the Corporation or Subsidiary out of any funds or property due or to become due to the holder of such Option.

         16. ADMINISTRATION AND AMENDMENT OF THE PLAN. Except as hereinafter provided, the Board of Directors or the Committee may at any time withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any Options not theretofore granted, and the Board of Directors or the Committee, with the consent of the affected holder of an Option, may at any time




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

withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any outstanding Option. Notwithstanding the foregoing, any amendment by the Board of Directors or the Committee which would increase the number of Shares issuable under Options granted pursuant to the Plan or to any individual during any calendar year or change the class of persons to whom Options may be granted shall be subject to the approval of the shareholders of the Corporation within one year of such amendment.

         Determinations of the Committee as to any question which may arise with respect to the interpretation of the provisions of the Plan and Options shall be final. The Committee may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of the Plan, as it may deem advisable to make the Plan and Options effective or provide for their administration, and may take such other action with regard to the Plan and Options as it shall deem desirable to effectuate their purpose.

         17. EFFECTIVE DATE. This Plan shall be effective as of March 17, 1998.

         18. FINAL ISSUANCE DATE. No Option shall be granted under the Plan after March 17, 2008.




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                                                                      EXHIBIT A

                               OPTION CERTIFICATE
                             INCENTIVE STOCK OPTION
                                (Non-Assignable)
                               ___________ Shares
                           To Purchase Common Stock of
                              LOGAN EQUIPMENT CORP.
                        Issued Pursuant to the 1998 Stock
                      Option Plan of Logan Equipment Corp.

         THIS CERTIFIES that on ________________, 199_, ___________ (the
"Holder") was granted an incentive stock option ("Option"), pursuant to the 1998 Stock Option Plan of Logan Equipment Corp. (the "Plan"), to purchase at the Option price of $ per share all or any part of ____________________ fully paid and non-assessable shares ("Shares") of the Common Stock of Logan Equipment Corp. ("Corporation"), a Massachusetts corporation, upon and subject to the following terms and conditions.

                  This Option shall expire on _________________, 200_.

                  This Option may be exercised or surrendered during the Holder's lifetime only by the Holder. This Option shall not be transferable by the Holder otherwise than by will or by the laws of descent and distribution.

                  Except as otherwise provided in the Plan, this Option shall be exercisable as follows: [Add vesting schedule]. Notwithstanding the foregoing, this Option may not in any event be exercised after its expiration date.

                  Payment of the purchase price for the Shares to be purchased pursuant to any exercise of the Option shall be made in cash; or by check payable to the order of the Corporation [; or by the Holder's directing the Corporation to withhold, from the number of Shares being so purchased, such number of Shares as shall have a Fair Market Value (as defined in the Plan) on the date of such exercise equal to the aggregate purchase price plus any applicable withholding taxes] [;or by the Holder's delivery to the Corporation of a promissory note in the form annexed hereto as Annex I].

                  In the event that any Shares purchased pursuant to the exercise of this Option are repurchased by the Corporation, payment by the Corporation for any Shares so repurchased shall be made either in cash or by check payable to the Holder at the time of such repurchase or, in the discretion of the Corporation, by the issuance by the Corporation of a note having a five-year maturity and bearing interest at the applicable Federal rate in effect at the time of such repurchase under Section 1274 of the Internal Revenue Code of 1986, as amended, as determined by the Corporation.

                  The Option and this Option certificate are issued pursuant to and are subject to all of the terms and conditions of the Plan, the terms and conditions of which are hereby incorporated as though set forth at length, and a copy of which is attached to this certificate. A determination of the Committee under the Plan as to any questions which may arise with respect to the interpretation of




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

the provisions of the Option and of the Plan shall be final. The Committee may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of the Plan, as it may deem advisable.

         WITNESS the signature of the Corporation's duly authorized officer.

Dated as of _______________________, 199_.


                                                 LOGAN EQUIPMENT CORP.



                                                 By:
                                                    ---------------------------

                                                                        ANNEX I

                                 PROMISSORY NOTE

$__________                                                Date:  _______, 199_

         FOR VALUE RECEIVED, the undersigned, ______________ ("Borrower"), promises to pay to the order of Logan Equipment Corp., a Massachusetts corporation ("Lender"), the principal amount of _____________________ dollars ($_________).

         1. PAYMENTS.

                  (a) Borrower shall pay the principal amount, together with interest thereon at the rate specified in Section 2 below, in __ consecutive equal [monthly] [quarterly] installments of $_______, each such installment payable on the first day of each [calendar month] [calendar quarter], with the first such installment payable on _________, 199_.

                  (b) Borrower may, at his option, at any time prepay the principal amount of this Note without penalty.

                  (c) If any payment hereunder becomes due on a day that is not a business day, such payment shall become due on the next succeeding business day.

         2. INTEREST RATE. Interest shall be at the rate of [add interest rate, which shall not be less than the applicable Federal rate in effect at the time of the loan under Section 1274 of the Internal Revenue Code].

         3. FORM OF PAYMENTS. All payments hereunder shall be made in lawful money of the United States of America at the address of Lender set forth below, or at such other place or places as the Lender may designate by notice to Borrower.

         4. WAIVER. Borrower hereby waives diligence, presentment, demand, protest and notice of any kind. The non-exercise by Lender of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

         5. EVENTS OF DEFAULT. In the case of the happening of any of the following events (each called an "Event of Default"):

                  (a) Borrower shall default in the payment of the principal of this Note, and interest thereon, as and when due and payable;

                  (b) Borrower shall (A) become insolvent or admit in writing his inability to pay his debts as they mature, (B) apply for, consent to, or acquiesce in the appointment of a receiver, trustee, liquidator or similar official for himself or any assets of himself, (C) make a general assignment for the benefit of creditors, (D) be adjudicated a bankrupt or insolvent, (E) voluntarily commence a proceeding or file a petition under any law relating to bankruptcy, insolvency, the relief of debtors or the liquidation or adjustment of indebtedness or (F) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in paragraph (c) below;

                  (c) an involuntary proceeding shall have been commenced or an involuntary petition shall have been filed under any law relating to bankruptcy, insolvency, the relief of debtors or the liquidation or adjustment of indebtedness, against Borrower, or the assets of Borrower, and such proceeding or petition shall not be dismissed within thirty (30) days;

                  (d) there shall be commenced against Borrower any case, proceeding or other action seeking issuance of a warrant of attachment, execution, or similar process against all or any substantial part of his assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof;

                  (e) Borrower shall take any action in furtherance of, or indicating his consent to, approval of, or acquiescence in, any of the acts set forth in paragraph (d) above; or

                  (f) one or more judgments or decrees shall be entered against Borrower not paid or fully covered by insurance and all such judgments or decrees shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof;

then, and in every such event, and at any time thereafter during the continuance of such event, Lender may, by written notice to Borrower, declare this Note to be (provided, however, that in the case of an event described in paragraph (b), (c), (d), (e) or (f) above, this Note shall automatically become) immediately due and payable, whereupon this Note shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by Borrower, anything contained herein to the contrary notwithstanding. In addition, upon the occurrence of an Event of Default, Lender may exercise any or all rights, powers and remedies available to Lender at law or in equity or by statute or otherwise for the protection and enforcement of the rights of Lender. Borrower agrees to pay all collection expenses, court costs, and reasonable attorney fees and disbursements (whether or not litigation is commenced) that may be incurred in connection with the collection or enforcement of this Note.

         6. GOVERNING LAW. THIS NOTE SHALL BE CONSTRUED, INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF [MASSACHUSETTS] (WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS OF [MASSACHUSETTS]).


                                    Borrower:



                                    -------------------------------------------
                                              [Add Borrower's Name]

Address of Lender:
[Add Address]

                                                                      EXHIBIT B

                               OPTION CERTIFICATE
                           NON-QUALIFIED STOCK OPTION

                               ___________ Shares
                           To Purchase Common Stock of
                              LOGAN EQUIPMENT CORP.
                        Issued Pursuant to the 1998 Stock
                      Option Plan of Logan Equipment Corp.

         THIS CERTIFIES that on ________________, 199_, ___________ (the
"Holder") was granted an option ("Option"), which is not to be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended, pursuant to the 1998 Stock Option Plan of Logan Equipment Corp. (the "Plan"), to purchase at the Option price of $______ per share all or any part of ____________________ fully paid and non-assessable shares ("Shares") of the Common Stock of Logan Equipment Corp. ("Corporation"), a Massachusetts corporation, upon and subject to the following terms and conditions.

         This Option shall expire on _________________, 200_.

         This Option shall not be transferable by the Holder otherwise than by will or by the laws of descent and distribution or as otherwise provided pursuant to the Plan.

         Except as otherwise provided in the Plan, this Option shall be exercisable as follows: [Add vesting schedule]. Notwithstanding the foregoing, this Option may not in any event be exercised after its expiration date.

         Payment of the purchase price for the Shares to be purchased pursuant to any exercise of the Option shall be made in cash; or by check payable to the order of the Corporation [; or by the Holder's directing the Corporation to withhold, from the number of Shares being so purchased, such number of Shares as shall have a Fair Market Value (as defined in the Plan) on the date of such exercise equal to the aggregate purchase price plus any applicable withholding taxes] [;or by the Holder's delivery to the Corporation of a promissory note in the form annexed hereto as Annex I].

         In the event that any Shares purchased pursuant to the exercise of this Option are repurchased by the Corporation, payment by the Corporation for any Shares so repurchased shall be made either in cash or by check payable to the Holder at the time of such repurchase or, in the discretion of the Corporation, by the issuance by the Corporation of a note having a five-year maturity and bearing interest at the applicable Federal rate in effect at the time of such repurchase under Section 1274 of the Internal Revenue Code of 1986, as amended, as determined by the Corporation.

         The Option and this Option certificate are issued pursuant to and are subject to all of the terms and conditions of the Plan, the terms and conditions of which are hereby incorporated as though set forth at length, and a copy of which is attached to this certificate. A determination of the Committee under the Plan as to any questions which may arise with respect to the interpretation of the provisions of the Option and of the Plan shall be final. The Committee may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of the Plan, as it may deem advisable.

         WITNESS the signature of the Corporation's duly authorized officer.

Dated as of _______________________, 199_.


                                          LOGAN EQUIPMENT CORP.



                                          By:
                                             ----------------------------------

                                                                        ANNEX I

                                 PROMISSORY NOTE
$_______________                                           Date:  _______, 199_

         FOR VALUE RECEIVED, the undersigned, ______________ ("Borrower"), promises to pay to the order of Logan Equipment Corp., a Massachusetts corporation ("Lender"), the principal amount of _____________________ dollars ($_________).

         1. PAYMENTS.

                  (a) Borrower shall pay the principal amount, together with interest thereon at the rate specified in Section 2 below, in __ consecutive equal [monthly] [quarterly] installments of $_______, each such installment payable on the first day of each [calendar month] [calendar quarter], with the first such installment payable on _________, 199_.

                  (b) Borrower may, at his option, at any time prepay the principal amount of this Note without penalty.

                  (c) If any payment hereunder becomes due on a day that is not a business day, such payment shall become due on the next succeeding business day.

         2. INTEREST RATE. Interest shall be at the rate of [add interest rate, which shall not be less than the applicable Federal rate in effect at the time of the loan under Section 1274 of the Internal Revenue Code].

         3. FORM OF PAYMENTS. All payments hereunder shall be made in lawful money of the United States of America at the address of Lender set forth below, or at such other place or places as the Lender may designate by notice to Borrower.

         4. WAIVER. Borrower hereby waives diligence, presentment, demand, protest and notice of any kind. The non-exercise by Lender of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

         5. EVENTS OF DEFAULT. In the case of the happening of any of the following events (each called an "Event of Default"):

                  (a) Borrower shall default in the payment of the principal of this Note, and interest thereon, as and when due and payable;

                  (b) Borrower shall (A) become insolvent or admit in writing his inability to pay his debts as they mature, (B) apply for, consent to, or acquiesce in the appointment of a receiver, trustee, liquidator or similar official for himself or any assets of himself, (C) make a general assignment for the benefit of creditors, (D) be adjudicated a bankrupt or insolvent, (E) voluntarily commence a proceeding or file a petition under any law relating to bankruptcy, insolvency, the relief of debtors or the liquidation or adjustment of indebtedness or (F) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in paragraph (c) below;

                  (c) an involuntary proceeding shall have been commenced or an involuntary petition shall have been filed under any law relating to bankruptcy, insolvency, the relief of debtors or the liquidation or adjustment of indebtedness, against Borrower, or the assets of Borrower, and such proceeding or petition shall not be dismissed within thirty (30) days;

                  (d) there shall be commenced against Borrower any case, proceeding or other action seeking issuance of a warrant of attachment, execution, or similar process against all or any substantial part of his assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof;

                  (e) Borrower shall take any action in furtherance of, or indicating his consent to, approval of, or acquiescence in, any of the acts set forth in paragraph (d) above; or

                  (f) one or more judgments or decrees shall be entered against Borrower not paid or fully covered by insurance and all such judgments or decrees shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof;

then, and in every such event, and at any time thereafter during the continuance of such event, Lender may, by written notice to Borrower, declare this Note to be (provided, however, that in the case of an event described in paragraph (b), (c), (d), (e) or (f) above, this Note shall automatically become) immediately due and payable, whereupon this Note shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by Borrower, anything contained herein to the contrary notwithstanding. In addition, upon the occurrence of an Event of Default, Lender may exercise any or all rights, powers and remedies available to Lender at law or in equity or by statute or otherwise for the protection and enforcement of the rights of Lender. Borrower agrees to pay all collection expenses, court costs, and reasonable attorney fees and disbursements (whether or not litigation is commenced) that may be incurred in connection with the collection or enforcement of this Note.

         6. GOVERNING LAW. THIS NOTE SHALL BE CONSTRUED, INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF [MASSACHUSETTS] (WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS OF [MASSACHUSETTS]).


                                    Borrower:



                                    -------------------------------------------
                                    [Add Borrower's Name]

Address of Lender:
[Add Address]